UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2012

Roundy’s, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35422 (Commission File Number)	27-2337996 (IRS Employer Identification No.)

875 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

(Address of Principal executive offices, including Zip Code)

(414) 231-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 4, 2012, Roundy’s, Inc. (“Roundy’s”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that it will participate in the Jefferies 2012 Global Consumer Conference on June 18, 2012 in Nantucket, Massachusetts. Roundy’s presentation is scheduled to commence at 1:00 p.m. Eastern Time (12:00 p.m. Central Time). Roundy’s also stated that the audio portion and the slides of the presentation will be broadcast live on the investor relations section of its website and will be archived online through July 2, 2012. Interested parties should read Roundy’s aforementioned press release and other announcements and public filings regarding the date, time and access information and any changes thereto, by visiting Roundy’s website: http://www.roundys.com/.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1     Press Release, dated June 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUNDY’S, INC.

/s/ EDWARD G. KITZ
Date: June 4, 2012	Name:	Edward G. Kitz
	Title:	Group Vice President — Legal, Risk and
Treasury and Corporate Secretary

Exhibit No.	Description of Exhibit

99.1	Press Release, dated June 4, 2012

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